Exhibit 10.2
AMENDMENT NUMBER ONE
TO THE
BRIGHTHOUSE SERVICES, LLC
TEMPORARY INCENTIVE DEFERRED COMPENSATION PLAN
(Restated as of March 13, 2018)
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WHEREAS, the final payment under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan (the “Plan”) was made on June 26, 2020 and no other payments from the Plan are or will be due and owing; and

WHEREAS, Brighthouse Services, LLC desires to officially terminate the Plan; and

WHEREAS, the Plan Administrator of the Plan is authorized to terminate the Plan pursuant to Section 21 of the Plan.

NOW, THEREFORE, the Plan is hereby amended and terminated, effective as of the date this amendment is executed as set forth below, as follows:

Section 17 of the Plan is hereby amended by adding the following new paragraph at the end thereof to read as follows:

“Notwithstanding any other provision of the Plan to the contrary, the Plan is terminated as of 11:59PM on July 1, 2020.”

IN WITNESS WHEREOF, this amendment has been executed by the Plan Administrator of the Plan, on this 1st day of July 2020.

PLAN ADMINISTRATOR

/s/ Micah Dowling
Micah Dowling

Witness:	/s/ Elyse Milito

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